UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 27, 2012

Commission file number:  333-172207

CPM Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	06-1612494
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2975 Airline Circle, Waterloo, Iowa	50703
(Address of principal executive offices)	(Zip Code)

(319) 464-8275
(Registrant's telephone number, including area code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

CPM Holdings, Inc. (the “Company”) announced that it is extending the expiration time for its previously announced Tender Offer and Consent Solicitation with respect to its outstanding 10 5/8% Senior Secured Notes due 2014 (the “Notes”) from 12:01 a.m. New York City time on August 28, 2012 to 5:00 p.m., New York City time on August 31, 2012 (as so extended, the “Expiration Time”). Except for such extension of the Expiration Time, all other terms and conditions of the Tender Offer and Consent Solicitation as set forth in that certain Offer to Purchase and Consent Solicitation Statement, dated July 31, 2012 (the “Statement”), and the related Letter of Transmittal, remain unchanged.
As of 5:00 p.m., New York City time on August 27, 2012, an aggregate principal amount of $102,725,000 (or 63.6%) of the Company's outstanding Notes had been validly tendered and not withdrawn in the Tender Offer along with the related consents to the proposed amendments to the Indenture governing the Notes. All such Notes were tendered prior to the Consent Expiration Time, which was 5:00 p.m., New York City time on August 13, 2012.
If the Financing Condition (as described in the Statement) and all other conditions to the Tender Offer are satisfied or waived prior to the Expiation Time, the Company reserves the right to effect an early settlement of the Tender Offer, as described in the Statement, by accepting for purchase and purchasing prior to the Expiration Time all of the Notes that have been validly tendered prior to the Consent Expiration Time.
Additional information regarding the Tender Offer and the Consent Solicitation may be obtained from the Dealer Manager and Solicitation Agent, Jefferies & Company, Inc. (888-708-5831) or from the Information Agent, i-Deal LLC (888-593-9546).
Holders of the Notes should read the Statement and the related Letter of Transmittal before making a decision to tender all or any portion of the principal amount of their Notes pursuant to the Tender Offer.
None of the Company, the Information Agent, the Dealer Manager and Solicitation Agent or any of their respective affiliates makes any recommendation as to whether holders of Notes should tender, or refrain from tendering, all or any portion of the principal amount of their Notes pursuant to the Tender Offer.
This Current Report on Form 8-K does not constitute an offer to purchase any outstanding Notes. The Tender Offer is being made only pursuant to the Statement and the related Letter of Transmittal.

Item 9.01     Financial Statements and Exhibits.
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPM HOLDINGS, INC.
Date: August 27, 2012	By:	/s/ Ted Waitman
Ted Waitman
Chief Executive Officer

Date: August 27, 2012	By:	/s/ Douglas Ostrich
Douglas Ostrich
Chief Financial Officer